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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 1998 included in this Form 10-K, into CorporateFamily Solutions, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-38185).


                                       ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 31, 1998